Exhibit 10.1

WAIVER AND FOURTH AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

THIS WAIVER AND FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”), dated effective as of November 6, 2007 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the various financial institutions parties hereto, as lenders (collectively, the “Lenders”), TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Agent”) for the Lenders and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”). Terms defined in the Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders, the Agent and the Issuers have heretofore executed that certain Third Amended and Restated Credit Agreement, dated as of May 26, 2006, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 9, 2006, as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 27, 2006, and as further amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of June 7, 2007 (as so amended, and as from time to time amended, supplemented, restated or otherwise modified, including pursuant to this Amendment, the “Credit Agreement”);

WHEREAS, Section 7.6 of the Credit Agreement imposes certain limitations on the Borrower’s ability to make Distributions to its shareholders;

WHEREAS, the Borrower has requested that the Lenders waive the requirements of Section 7.6 of the Credit Agreement so that, in addition to any Distribution that it may be permitted to make in the 2007 Fiscal Year pursuant to Section 7.6(a), the Borrower may make or declare a one-time Distribution to its shareholders during the 2007 Fiscal Year in an aggregate amount not to exceed $30,000,000 (the “Specified Distribution”);

WHEREAS, the undersigned Lender Parties are willing to agree to such waiver on the terms and conditions set forth herein; and

WHEREAS, parties hereto hereby further intend to reach certain understandings relating to the Borrowing Base and to amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1.	Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)	Section 1.1.

(i) The definition of “Issuer” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Issuer” means any of The Toronto-Dominion Bank, Fortis Capital Corp. (or one of its Affiliates) or any Lender which has agreed to issue one or more Letters of Credit at the request of the Agent (which shall, at the Borrower’s request, notify the Borrower from time to time of the identity of such other Lender); provided that no Issuer without its consent shall be required to have outstanding at any time Letters of Credit issued by such Issuer having a Stated Amount of more than $30,000,000 in the aggregate.

(ii) The definition of “Revolving Availability” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Revolving Availability” means, at the time of determination, the lesser of (a) $500,000,000 or (b) the difference between (i) the Borrowing Base then in effect and (ii) the sum of the aggregate principal amount of all outstanding Tranche A Term Loans and Tranche B Term Loans at the time of the determination or redetermination of such then effective Borrowing Base without giving effect to any prepayment or repayment of any Tranche A Term Loans or Tranche B Term Loans made after such determination or redetermination of such then effective Borrowing Base.”

(b) Section 7.3(a)(iii). Section 7.3(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii) no such contract requires any Restricted Person to put up money (except as provided in Section 7.2(e)), assets, letters of credit (unless the Indebtedness arising with respect thereto is permitted under Section 7.1(f)), or other security against the event of its nonperformance prior to actual default by such Restricted Person in performing its obligations thereunder (except that any such contract that is with a Lender or an Affiliate of a Lender may be secured pursuant to the Security Documents and entitled to the benefits of Security Documents and the provisions of this Agreement and the other Loan Documents relating to the Collateral in accordance with Section 10.14), and”

(c) Part I of Schedule 3 to the Credit Agreement is hereby replaced with Annex I attached hereto.

2. Waiver.

(a) Subject to the other terms and conditions of this Amendment, the undersigned Lender Parties hereby (i) waive the provisions of Section 7.6 of the Credit Agreement that restrict the Borrower’s ability to make Distributions to its shareholders in excess of the limits specified in such Section, but only to the extent necessary to permit the Borrower to undertake the Specified Distribution, provided that (A) the Specified Distribution must be declared by December 31, 2007 and can be made by no later than February 29, 2008, (B) the Borrower may not declare such Specified Distribution during any period when a Default or Event of Default has occurred and is continuing, and (C) in the event that the Specified Distribution is actually made in the Fiscal Year 2008, the Specified Distribution will not count against Distributions made in accordance with Section 7.6(a) for the Fiscal Year 2008; and (ii) agree that the Borrower’s undertaking of the Specified Distribution in accordance with and as contemplated by this Amendment shall not constitute a Default or Event of Default as a result of a violation of Section 7.6 of the Credit Agreement.

(b) The express waiver set forth in this Section 2 is limited to the extent described herein and shall not be construed to be a consent to or a waiver of any terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents, unless expressly provided so herein. The Lender Parties reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document.

3. Redetermination of Borrowing Base; Increase of Revolving Availability. The Borrower and the Revolving Loan Lenders hereby agree that effective as of November 6, 2007, (a) the Borrowing Base shall be equal to $710,000,000 and (b) the Revolving Availability shall be equal to $500,000,000 (representing an increase of $200,000,000 from the Revolving Availability of $300,000,000 that was in effect prior to giving effect to this Section 3), in each case until such time as the Borrowing Base and/or Revolving Availability are redetermined or otherwise adjusted pursuant to the terms of the Credit Agreement.

4. Representations and Warranties. The Borrower and each Restricted Person hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and such Restricted Person contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and such Restricted Person of this Amendment are within their corporate or limited liability powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or such Restricted Person or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents;

(c) the execution, delivery and performance by the Borrower and such Restricted Person of this Amendment has been duly authorized by all necessary action required on their part and this Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms; and

(d) no Default or Event of Default has occurred and is continuing.

5. Effectiveness. This Amendment shall be deemed effective as of the Effective Date when the Agent shall have received counterparts hereof duly executed by the Borrower, the Agent and the Revolving Loan Lenders whose Revolving Loan Percentage Shares equal or exceed sixty-six and two-thirds percent (66 2/3%); provided that:

(a) Sections 1(c) and 3 shall not become effective unless:

(i) the Borrower shall have paid to the Agent for the account of each Revolving Loan Lender, the following fees: (A) for each Person that is a Revolving Loan Lender (other than Merrill Lynch (as defined below), Société Générale, BNP Paribas and Guaranty Bank, FSB) after giving effect to this Amendment and the assignment in Section 10 below, a fee in an amount equal to 30 basis points on such Revolving Loan Lender’s Revolving Loan Percentage Share of $200,000,000, (B) for Merrill Lynch, a fee in an amount equal to 30 basis points on the amount of Merrill Lynch’s “Revolving Loan Commitment” as set forth in Annex I, (C) for Société Générale, no fee, (D) for BNP Paribas, a fee in an amount equal to 30 basis points on $23,000,000, and (E) for Guaranty Bank, FSB, a fee in an amount equal to 30 basis points on $15,000,000 (and the signatories hereto agree that the fees in this Section 5(a)(i) shall be in lieu of any fees payable pursuant to Section 2.5(e) of the Credit Agreement in respect of the increase to the Revolving Availability effected pursuant to Section 3);

(ii) the Agent shall have received counterparts hereof duly executed by all Revolving Loan Lenders; and

(iii) to the extent requested by them, Merrill Lynch shall have received a Revolving Loan Note and Société Générale, BNP Paribas and Guaranty Bank, FSB shall have received replacement Revolving Loan Notes payable to them in the principal amount of their “Revolving Loan Commitments” as specified in Annex I attached hereto (or the Agent shall have received such notes on their behalf); and

(b) Section 1(b) and Section 2 shall not become effective unless the Agent shall have received counterparts hereof duly executed by the Required Lenders.

6. Ratification; Loan Document. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each other Restricted Person hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Amendment is a Loan Document.

7. Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse Agent for all reasonable costs and expenses incurred by or on behalf of Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Agent in connection with this Amendment.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

10. New Lenders; Exiting Lender and resigning Issuer; Purchase and Sale of Revolving Loans, Etc.

(a) Upon the effectiveness of this Amendment and by its execution and delivery hereof, (i) Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc. (“Merrill Lynch”) shall be deemed automatically to have become a party to the Credit Agreement, shall have all the rights and obligations of a “Revolving Loan Lender” under the Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Revolving Loan Lenders are a party, in each case, as if each were an original signatory thereto; (ii) JPMorgan Chase Bank, N.A. (the “Exiting Lender”), shall cease to be a Revolving Loan Lender and shall relinquish its rights (provided that it shall still be entitled to any rights of indemnification in respect of any circumstance or event or condition arising prior to the Effective Date) and be released from its obligations under the Credit Agreement and the other Loan Documents; and (iii) the Exiting Lender shall cease to be an Issuer under the Credit Agreement. The Exiting Lender hereby gives written notice to Lenders and Borrower of its resignation as an Issuer under the Credit Agreement. As of the date hereof, the Borrower and the Exiting Lender acknowledge and agree that there are no outstanding Letters of Credit issued by the Exiting Lender in its capacity as an Issuer. No other Lender will replace the Exiting Lender in its capacity as an Issuer (but the Toronto-Dominion Bank and Fortis Capital Corp. (or one of its Affiliates) shall be Issuers as of the date hereof until such time as they resign in accordance with the terms of the Credit Agreement).

(b) Merrill Lynch (i) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, any Issuer or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Revolving Loan Lender.

(c) Merrill Lynch hereby advises each other party hereto that its respective address for notices shall be as set forth below its name Annex I hereto.

(d) The Exiting Lender hereby sells, assigns, transfers and conveys, and Merrill Lynch hereby purchases and accepts, and Société Générale hereby sells, assigns, transfers and conveys, and BNP Paribas and Guaranty Bank, FSB hereby purchase and accept, in each case so much of the aggregate Revolving Loan Commitments under, Revolving Loans outstanding under, and/or participations in Letters of Credit issued pursuant to, the Credit Agreement such that, after giving effect to this Amendment, the Revolving Loan Percentage Share of the Exiting Lender is zero and the Revolving Loan Percentage Share of each Revolving Loan Lender, and the Revolving Loan Commitment of each Revolving Loan Lender, shall be as set forth on Annex I hereto. The foregoing assignments, transfers and conveyances are without any warranties whatsoever by the Agent, any Issuer, the Exiting Lender or Société Générale as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of the Exiting Lender and Société Générale that it has not previously sold, transferred, conveyed or encumbered such interests.

(e) The assignors and the assignees under this Section 10 shall make all appropriate adjustments in payments under the Credit Agreement, the Revolving Loan Notes and the other Loan Documents for periods prior to the adjustment date among themselves. Each of the Exiting Lender and Société Générale acknowledges and agrees that it is not entitled to any fee under Section 2.5(e) of the Credit Agreement with respect to the increase in the Revolving Availability effected by this Amendment or any fee under Section 5(a)(i) of this Amendment.

11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

12. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and the respective successors, transferees and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/S/ JOHN D. GIBBONS
Name:	John D. Gibbons
Title:	Senior Vice President and Chief Financial Officer

TORONTO DOMINION (TEXAS) LLC,
as Agent and Lender

By:	/S/ IAN MURRAY
Name: Ian Murray
Title:	Authorized Signatory

THE TORONTO-DOMINION BANK, as Issuer

By:	/S/ ROBYN ZELLER
Name:	Robyn Zeller
Title:	Vice President

LEHMAN COMMERCIAL PAPER INC., as Lender

By:	/S/ MARLA M. LUND
Name:	Marla M. Lund
Title:	Authorized Signatory

FORTIS CAPITAL CORP as Issuer and Lender

By:	/S/ DAVID MONTGOMERY
Name:	David Montgomery
Title:	Director

By:	/S/ DARRELL HOLLEY
Name: Darrell Holley
Title:	Managing Director

BMO CAPITAL MARKETS FINANCING, INC., as Lender

By:	/S/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Director

BANK OF SCOTLAND, PLC,
as Lender

By:	/S/ PERCY NGAI
Name:	Percy Ngai
Title:	Assistant Vice President

NATIXIS, as Lender

By:	/S/ LOUIS P. LAVILLE, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/S/ DANIEL PAYER
Name:	Daniel Payer
Title:	Director

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as Lender

By:	/S/ GREG O’BRIEN
Name:	Greg O’Brien
Title:	Managing Director

ROYAL BANK OF CANADA as Lender

By:	/S/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/S/ STEPHEN W. WARFEL
Name:	Stephen W. Warfel
Title:	Managing Director

AMEGY BANK NATIONAL ASSOCIATION,
as Lender

By:	/S/ MICHAEL SKARKE
Name:	Michael Skarke
Title:	Banking Officer

BNP PARIBAS, as Lender

By:	/S/ DOUGLAS R. LITTMAN
Name:	Douglas R. Littman
Title:	Managing Director

By:	/S/ RUSSELL OTTS
Name:	Russell Otts
Title:	Vice President

GUARANTY BANK, FSB, as Lender

By:	/S/ CHRISTOPHER S. PARADA
Name:	Christopher S. Parada
Title:	Senior Vice President

SUNTRUST BANK, as Lender

By:	/S/ JAMES WARREN
Name:	James Warren
Title:	Managing Director

HARBOUR TOWN FUNDING LLC, as Lender

By:	/s/ TARA E. KENNY
Name: Tara E. Kenny
Title: Assistant Vice President

RAYMOND JAMES BANK, FSB, as Lender

By:	/s/ JAMES M. ARMSTRONG
Name: James M. Armstrong
Title: Vice President

GRAND CENTRAL ASSET TRUST, PFV SERIES, as Lender

By:	/s/ JASON MUELVER
Name: Jason Muelver
Title: Attorney-in-Fact

WB LOAN FUNDING 2, LLC, as Lender

By:	/s/ DIANA M. HIMES
Name: Diana M. Himes
Title: Vice President

SANKATY HIGH YIELD PARTNERS III, L.P., as Lender

By:	/s/ ALLEN K. HALFENGER
Name: Allen K. Halfenger
Title: Chief Compliance Officer and Assistant Secretary

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR AVERY POINT CLO. LTD., as Term Lender

By:	/s/ ALLEN K HALFENGER
Name: Allen K. Halfenger
Title: Chief Compliance Officer and Assistant Secretary

CHATHAM LIGHT II CLO, LIMITED, BY
SANKATY ADVISORS, LLC, AS
COLLATERAL MANAGER, as Lender

By:	/S/ ALLEN K HALFENGER
Name: Allen K. Halfenger
Title: Chief Compliance Officer and Assistant Secretary

KATONAH III, LTD. BY SANKATY
ADVISORS LLC AS SUB-ADVISORS, as Lender

By:	/s/ ALLEN K HALFENGER
Name: Allen K. Halfenger
Title: Chief Compliance Officer and Assistant Secretary

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR PROSPECT FUNDING I, LLC, as Term Lender

By:	/s/ ALLEN K HALFENGER
Name: Allen K. Halfenger
Title: Chief Compliance Officer and Assistant Secretary

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR RACE POINT CLO, LIMITED, as Term Lender

By:	/s/ ALLEN K HALFENGER
Name: Allen K. Halfenger
Title: Chief Compliance Officer and Assistant Secretary

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR RACE POINT II CLO, LIMITED, as Term Lender

By:	/s/ ALLEN K HALFENGER
Name: Allen K. Halfenger
Title: Chief Compliance Officer and Assistant Secretary

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR RACE POINT III CLO, LIMITED, as Term Lender

By:	/s/ ALLEN K HALFENGER
Name: Allen K. Halfenger
Title: Chief Compliance Officer and Assistant Secretary

SANKATY HIGH YEILD PARTNERS II, L.P., as Lender

By:	/s/ ALLEN K HALFENGER
Name: Allen K. Halfenger
Title: Chief Compliance Officer and Assistant Secretary

Acknowledged and agreed solely for purposes of Section 10:
JPMORGAN CHASE BANK, N.A., as Exiting Lender

By:	/s/ BRIAN ORLANDO
Name: Brian Orlando
Title: Assistant Vice President

ACKNOWLEDGED AND AGREED:

OFFSHORE ENERGY I LLC

By:	/S/ THOMAS F. GETTEN
Name: Thomas F. Getten
Title: Authorized Representative

OFFSHORE ENERGY II LLC

By:	/S/ THOMAS F. GETTEN
Name: Thomas F. Getten
Title: Authorized Representative

OFFSHORE ENERGY III LLC

By:	/S/ THOMAS F. GETTEN
Name: Thomas F. Getten
Title: Authorized Representative

GULF OF MEXICO OIL AND GAS PROPERTIES LLC

By:	/S/ THOMAS F. GETTEN
Name: Thomas F. Getten
Title: Authorized Representative

OFFSHORE SHELF LLC

By:	/S/ THOMAS F. GETTEN
Name: Thomas F. Getten
Title: Authorized Representative

ANNEX I

I. REVOLVING LOAN LENDERS

	Revolving Loan Percentage Share	Revolving Loan Commitment

Lending Office for ABR Loans:

Toronto Dominion (Texas) LLC 31 West 52nd Street, 20th Floor New York, New York 10019 Tel: (212) 827-7600 Fax: (212) 827-7227 Attn: Rose Warren (with a copy to: 909 Fannin, Suite 1700 Houston, Texas 77010 Tel: (713) 653-8211 Fax: (713) 652-2647 Attn: Martin Snyder)	11.00%	$55,000,000

Lehman Commercial Paper Inc. 745 7th Avenue, 5th Floor New York, New York 10019 Tel: (212) 526-1463 Fax: (212) 758-1986 Attn: Frank Turner For operations: Tel: (212) 526-6560 Fax: (212) 520-0450 Attn: Joseph Lo	4.50%	$22,500,000

Harris Nesbitt Financing, Inc. 700 Louisiana, Suite 4400 Houston, Texas 77002 Tel: (713) 223-4400 Fax: (713) 223-4007 Attn: Jim Ducote	10.00%	$50,000,000

Fortis Capital Corp. 15455 North Dallas Parkway, Suite 1400 Addison, Texas 75001 Tel: (214) 953-9311 Fax: (214) 754-5982 Attn: David Montgomery	10.00%	$50,000,000

Bank of Scotland 565 Fifth Avenue New York, New York 10017 Tel: (212) 450-0877 Fax: (212) 479-2806 Attn: Karen Weich	11.00%	$55,000,000

Natexis Banques Populaires 333 Clay Street, Suite 4340 Houston, Texas 77002 Tel: (713) 759-9401 Fax: (713) 571-6167 Attn: Tanya McAllister	9.50%	$47,500,000

Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc. 4 World Financial Services New York, New York, 10080 Tel: (312) 750-6125 Fax: (312) 499-3336 Attn: Gwendolyn Walker (with a copy to: 222 N. LaSalle St. Chicago, Illinois 60601 Tel: (312) 750-6125 Fax: (312) 499-3336 Attn: Gwendolyn Walker)	7.50%	$37,500,000

Royal Bank of Canada One Liberty Plaza, 3rd Floor New York, New York 10006 Tel: (212) 428-6332 Fax: (212) 428-2372 Attn: Compton Singh (with a copy to: 5700 Williams Tower 2800 Post Oak Boulevard Houston, Texas 77056 Tel: (713) 403-5662 Fax: (713) 403-5624 Attn: Lorne Gartner)	7.50%	$37,500,000

Société Générale 1221 Avenue of the Americas New York, New York 10020 Tel: (212) 278-6164 Fax: (212) 278-7343 Attn: Tina Chen (for credit purposes only, notice address is: 1111 Bagby, Suite 2020 Houston, Texas 77002 Tel: (713) 759-6312 Fax: (713) 650-0824 Attn: Stephen Warfel)	4.50%	$22,500,000

Amegy Bank National Association 4400 Post Oak Parkway #404 Houston, Texas 77027 Tel: (713) 232-2026 Fax: (713) 561-0345 Attn: Bryan Chapman	5.00%	$25,000,000

BNP Paribas 1200 Smith Street, Suite 3100 Houston, Texas 77002 Tel: (713) 982-1172 Fax: (713) 659-5915 Attn: Russell Otts	7.60%	$38,000,000

Guaranty Bank, FSB 8333 Douglas Avenue Dallas, Texas 75225 Tel: (214) 360-3414 Fax: (214) 360-3460 Attn: Chris Parada	6.90%	$34,500,000

SunTrust 303 Peachtree Street Atlanta, Georgia 30308 Tel: (404) 588-8660 Fax: (404) 827-6270 Attn: Jim Warren	5.00%	$25,000,000

TOTAL	100%	$500,000,000

Lending Office for Eurodollar Loans:
Same.